NEWS RELEASE 3 CONTACTS: John Ambler Kevin Lewis Vice President Vice President Corporate Communications Investor Relations T – (412) 433-2407 T – (412) 433-6935 E – joambler@uss.com E – klewis@uss.com UNITED STATES STEEL CORPORATION TAKES ACTION TO PRESERVE STRONG LONG-TERM FUTURE IN RESPONSE TO COVID-19 IMPACTS PITTSBURGH, MARCH 27, 2020 – United States Steel Corporation (NYSE: X) today announced a series of aggressive and meaningful actions to provide greater certainty on the company’s response to impacts from the coronavirus (COVID-19) and the sudden, significant changes in global oil and gas markets. These actions strengthen the company’s ability to serve customers, partner with suppliers, create long-term value for investors and ensure a more secure future for employees and the communities where we work and live. By prioritizing cash and liquidity, the company will maintain strategic flexibility in order to be well prepared for when the global economy ultimately recovers from the current situation. “In this unprecedented and rapidly changing situation, our first priority remains the safety and well-being of our employees. As an essential part of our critical infrastructure, our employees have embraced the special responsibility to continue making the steel society needs, including the packaging for our food supply during the COVID-19 pandemic response. To ensure a more secure future for all our stakeholders, the time has come for us to take aggressive actions to reposition the company,” commented President and Chief Executive Officer David B. Burritt. “U. S. Steel has been a cornerstone of manufacturing for over a century and our products are vital to national and economic security. I am confident in the resilience of our employees, the strength of our customer relationships, and the reliability of our regional supply chain. The actions we are announcing today make us stronger and enable us to weather the current situation to emerge as a leader in sustainable steel solutions for generations to come.” ©2019 U. S. Steel. All Rights Reserved www.ussteel.com

NEWS RELEASE Today, the company announced the following to provide greater certainty that short-term actions enable our longer-term “best of both” strategy: • North American Flat-rolled Footprint Actions: The company will idle the #4 blast furnace at Gary Works immediately to begin a planned outage. This outage was originally planned to begin in April and last for 48-days. The scope of the current outage has been reduced and the remainder of the Gary #4 blast furnace outage is being delayed. The company expects the Gary #4 blast furnace to remain idled until market conditions improve. In addition, the company will temporarily idle blast furnace “A” at Granite City Works, effective immediately. As previously communicated, the company will also complete the indefinite idling of the iron and steelmaking facilities at Great Lakes Works. The company will continue to monitor the impacts of the coronavirus on its orderbook and will regularly assess the footprint required to support its customers’ needs. • Tubular Footprint Actions: Beginning in late-May, the company plans to idle all or most of Lone Star Tubular Operations and Lorain Tubular Operations for an indefinite period of time in response to weak tubular market conditions, including continued high levels of imports and decreased demand driven by a sudden, significant drop in oil prices. The company has issued Worker Adjustment and Retraining Notification (WARN) Act notices to employees at both facilities. • Revised Capital Spending for 2020: The company is aligning its strategic projects with today’s market realities by reducing capital spending in 2020 by $125 million. The company now expects 2020 capital spending to be approximately $750 million. Impacts to strategic projects are as follows: Endless Casting and Rolling and Cogeneration Investments at Mon Valley: The company plans to delay construction of the endless casting and rolling line and cogeneration facility at its Mon Valley Works. On March 23, the Allegheny County Health Department (ACHD) announced, after consultation with the company, that a temporary pause in the permitting process is appropriate given the challenges posed to the public comment process while COVID- 19 public health orders are in effect in Allegheny County. The company agrees with a pause during this time of social distancing precautions implemented by the county. In addition to the regulatory delay, in order to preserve cash and liquidity, the company currently expects groundbreaking for this project to be delayed for an indeterminate period of time until market conditions become more certain. The company now expects 2020 capital spending for the ©2019 U. S. Steel. All Rights Reserved www.ussteel.com

NEWS RELEASE project to be approximately $85 million. The company will continue to assess the project timeline and remaining budget. Electric Arc Furnace (EAF) at Tubular: The company currently expects to complete the EAF at Tubular as planned, with first arc anticipated in the second half of 2020. The expected 2020 capital spending budget for the EAF project is unchanged at $150 million. The investment in the EAF has been prefunded with environmental revenue bonds issued in the fourth quarter of 2019. Gary Hot Strip Mill (HSM) Investments: The company currently has paused planned upgrades and will continue to evaluate the pace and timeline for completing the remaining investments in the HSM. Dynamo Line at USSE: The investment in a new non-grain oriented electrical steel line at USSE remains delayed. • Revolving Credit Facility: As a precautionary measure, the company increased its borrowings under its Revolving Credit Facility by $800 million in order to increase its cash position and preserve financial flexibility. This action safeguards the business, as well as the company’s customers, suppliers, workforce and investors and ensures that the company will maintain the cash and balance sheet strength required to navigate the current environment. The draw-down proceeds from the Revolving Credit Facility are being held as cash on the company’s balance sheet and may be used for general corporate purposes. The company does not expect the actions announced today to meaningfully impact the first quarter adjusted EBITDA, adjusted net loss or adjusted diluted net loss per share included in our guidance that was provided last week. However, given the rapid pace of change in market dynamics in the current environment, the company is regularly monitoring and updating impacts to first quarter shipments. The company expects a meaningful reduction in demand for the full fiscal year, though an updated full-year estimate of third-party shipments for each of its operating segments cannot be determined at this time. The company is continuing to monitor the financial and operational impacts of the coronavirus on the business and plans to provide more information in its first quarter disclosures and on its first quarter earnings call. Burritt concluded, “Our world-competitive, ‘best of both’ integrated and mini mill strategy is our future. The short-term actions announced today are difficult but necessary. Our focus on cash and liquidity will ultimately position us to achieve our longer-term goals as a stronger organization.” ©2019 U. S. Steel. All Rights Reserved www.ussteel.com

NEWS RELEASE Forward Looking Statements This release contains information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” “should,” “will,” may” and similar expressions or by using future dates in connection with any discussion of, among other things, operating performance, trends, events or developments that e expect or anticipate will occur in the future, statements relating to volume impacts, share of sales and earnings per share changes, anticipated cost savings, potential capital and operational cash improvements, U. S. Steel’s future ability or plans to take ownership of the Big River Steel joint venture as a wholly owned subsidiary, and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company's historical experience and present expectations or projections. These risks and uncertainties include but are not limited to possible production or operations interruptions related to the Coronavirus that could disrupt supply or delivery of, or demand for, the Company’s products, as well as the risks and uncertainties described in “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019, and those described from time to time in the Company’s future reports filed with the Securities and Exchange Commission. References to "we," "us," "our," the "Company," and "U. S. Steel," refer to United States Steel Corporation and its consolidated subsidiaries. ©2019 U. S. Steel. All Rights Reserved www.ussteel.com

NEWS RELEASE -oOo- 2020-014 United States Steel Corporation, headquartered in Pittsburgh, Pa., is a leading integrated steel producer and Fortune 250 company with major operations in the United States and Central Europe. For more information about U. S. Steel, please visit www.ussteel.com. ©2019 U. S. Steel. All Rights Reserved www.ussteel.com